UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):    October 8, 2004

DOR BioPharma, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-14778	41-1505029
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

 Lincoln Building, 1691 Michigan Avenue
 Miami, FL 33139                       33139
        (Address of Principal Executive Offices)                 (Zip Code)

Registrant’s telephone number, including area code (305) 534-3383

________________________________________________________________________________________________________________________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On October 18, 2004, James Clavijo, C.P.A., M.A. will begin employment at DOR BioPharma as the registrant’s principal financial and accounting officer, with the title of Controller, Treasurer and Corporate Secretary. For the past five years, Mr. Clavijo has held senior financial positions for Cigarette Racing Team, Gallery Industries, A. Novo Broadband, and A.W. Industries. Mr. Clavijo is replacing William Milling in this position. Mr. Milling, who resides out of state and has taken employment closer to his residence, resigned from his position effective October 22, 2004.

On October 15, 2004, the Company issued a press release announcing the appointment of Mr. Clavijo as Controller, Treasurer and Secretary. A copy of this press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference in this Item 5.02. The information contained in this Form 8-K, including the exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and it shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOR BIOPHARMA, INC.

By:
 Geoff Green, President and Acting Chief Executive Officer

Dated: October 15, 2004

Exhibit Index

Exhibit
Number         Description of Exhibits
     99.1            Press Release of Registrant dated October 15, 2004.